1 1st Quarter Earnings Highlights April 26, 2018

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward- looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

1st Quarter 2018 Highlights  Earnings Per Share of $ .74, a 32.1% Increase over 1Q2017  $36.7 Million of Net Income, a 58.1% Increase over 1Q2017  Total Assets of $9.5 Billion Grew by 29.3% over 1Q2017  Annualized Organic Loan & Deposit Growth of Nearly 9%  1.57% Return on Average Assets; 11.21% Return on Average Equity  51.33% Efficiency Ratio 3

Mark K. Hardwick EXECUTIVE VICE PRESIDENT CHIEF F INANCIAL OFFICER AND CHIEF OPERATING OFFICER 4

Total Assets ($ in Millions) 1 2017 Loans include acquired loans of $225 from The Arlington Bank and $725 from Independent Alliance Banks 2 Annualized from 12.31.2017 Annualized Asset Growth 29.9% 4.5% 1 2 5 2016 2017 Q1-’17 Q1-’18 1. Investments $1,305 $1,561 $1,327 $1,544 2. Loans 5,143 6,758 5,276 6,906 3. Allowance (66) (75) (68) (76) 4. Goodwill & Intangibles 259 477 258 475 5. BOLI 202 224 203 222 6. Other 369 422 330 402 7. Total Assets $7,212 $9,367 $7,326 $9,473

Loan and Yield Detail (as of 3/31/2018) Commercial & Industrial 22.5% Commercial Real Estate Owner-Occupied 10.3% Commercial Real Estate Non-Owner Occupied 25.5% Construction Land & Land Development 8.5% Agricultural Land 3.5% Agricultural Production 1.4% Public Finance/Other Commercial 5.8% Residential Mortgage 13.8% Home Equity 7.4% Other Consumer 1.3% YTD Yield = 4.86% Total Loans = $6.9 Billion 6

Investment Portfolio (as of 3/31/2018) Mortgage-Backed Securities 23% Collateralized Mortgage Obligations 26% U. S. Agencies 2% Corporate Obligations 2% Tax-Exempt Municipals 47%  $1.5 Billion Portfolio  Modified duration of 5.5 years  Tax equivalent yield of 3.47%  Net unrealized loss of $10.3 Million 7

Total Liabilities and Capital 2016 2017 Q1-’17 Q1-’18 1. Customer Non-Maturity Deposits $4,428 $5,741 $4,426 $5,850 2. Customer Time Deposits 747 1,051 789 1,137 3. Brokered Deposits 381 381 420 341 4. Borrowings 572 701 587 644 5. Other Liabilities 60 57 53 55 6. Hybrid Capital 122 133 122 133 7. Common Equity 902 1,303 929 1,313 8. Total Liabilities and Capital $7,212 $9,367 $7,326 $9,473 ($ in Millions) 1 2017 includes acquired Non-Maturity Deposits of $169 from The Arlington Bank and $719 from Independent Alliance Banks 2 2017 includes acquired Time Deposits of $84 from The Arlington Bank and $143 from Independent Alliance Banks 1 2 8

Deposit Detail (as of 3/31/2018) YTD Cost = .65% Total = $7.3 Billion Demand Deposits 51% Savings Deposits 29% Certificates & Time Deposits of >$100,000 7% Certificates & Time Deposits of <$100,000 8% Brokered Deposits 5% 9

Capital Ratios 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% 11.03% 11.00% 11.04% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% 9.39% 9.30% 9.32% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% 13.76% 13.69% 13.69% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 10

Net Interest Margin 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% 3.92% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Net Interest Income - FTE ($millions) Net Interest Margin Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Net Interest Income - FTE ($millions) $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 Fair Value Accretion $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 Tax Equivalent Yield on Earning Assets 4.28% 4.30% 4.37% 4.32% 4.42% 4.44% 4.56% 4.67% 4.57% Cost of Supporting Liabilities 0.45% 0.44% 0.43% 0.42% 0.44% 0.49% 0.53% 0.57% 0.65% Net Interest Margin 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% 3.92% Fair Value Accretion Effect 0.17% 0.21% 0.24% 0.18% 0.26% 0.14% 0.17% 0.20% 0.15% 11 Reflects 13 bps impact of Tax Cuts and Jobs Act

Non-Interest Income 2016 2017 Q1-’17 Q1-’18 1. Service Charges on Deposit Accounts $17.8 $ 18.7 $ 4.2 $ 4.8 2. Wealth Management Fees 12.6 14.7 3.4 3.8 3. Card Payment Fees 15.0 16.1 3.7 4.6 4. Cash Surrender Value of Life Ins 4.3 6.6 0.9 1.2 5. Gains on Sales of Mortgage Loans 7.1 7.6 1.3 1.8 6. Gains on Sales of Securities 3.4 2.6 0.6 1.6 7. Other 5.0 4.7 0.8 1.8 8. Total Non-Interest Income $65.2 $71.0 $14.9 $19.6 ($ in Millions) 12

Non-Interest Expense ($ in Millions) 2016 2017 Q1-’17 Q1-’18 1. Salary & Benefits $102.6 $119.8 $ 25.7 $ 32.2 2. Premises & Equipment 29.5 30.1 7.0 8.4 3. Intangible Asset Amortization 3.9 5.6 0.9 1.7 4. Professional & Other Outside Services 6.5 12.8 1.7 1.5 5. OREO/Credit-Related Expense 2.9 1.9 0.5 0.4 6. FDIC Expense 3.0 2.6 0.6 0.7 7. Outside Data Processing 9.2 12.2 2.6 3.0 8. Marketing 3.0 3.7 0.6 0.9 9. Other 16.7 16.9 3.5 4.9 10. Total Non-Interest Expense $177.3 $ 205.6 $ 43.1 $ 53.7 1 1 2017 includes acquisition-related expenses of $12.2 million, reflected in ($ in Millions): $3.9 Salaries & Benefits, $0.6 Premises & Equipment, $6.3 Professional & Other Outside Services, $0.5 Outside Data Processing, $0.3 Marketing and $0.6 Other 13

Earnings 2016 2017 Q1-’17 Q1-’18 1. Net Interest Income $226.5 $ 277.3 $ 61.0 $ 79.9 2. Provision for Loan Losses (5.7) (9.1) (2.4) (2.5) 3. Net Interest Income after Provision 220.8 268.2 58.6 77.4 4. Non-Interest Income 65.2 71.0 14.9 19.6 5. Non-Interest Expense (177.3) (205.6) (43.1) (53.7) 6. Income before Income Taxes 108.7 133.6 30.4 43.3 7. Income Tax Expense (27.6) (37.5) (7.2) (6.6) 8. Net Income Avail. for Distribution $ 81.1 $ 96.1 $ 23.2 $ 36.7 9. EPS $ 1.98 $ 2.12 $ 0.56 $ 0.74 10. Efficiency Ratio 56.51% 54.56% 52.61% 51.33% ($ in Millions) 1 2 3 1 2017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 2 Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 3 Acquisition-related expenses and pension settlement accounting added 3.57% to the Efficiency Ratio 4 Impact of Tax Cuts and Jobs Act was 1.32 bps in Q1-’18 14 4

Per Share Results 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 – – – $ .74 2. Dividends $ .18 – – – $ .18 3. Tangible Book Value $17.14 – – – 15

Dividends and Tangible Book Value $9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $17.14 .01 .03 .05 .08 .11 .14 .15 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 1.73% Forward Dividend Yield 24.3% Dividend Payout Ratio Quarterly Dividends Tangible Book Value .18 16

EXECUTIVE VICE PRESIDENT AND CHIEF CREDIT OFFICER 17 John J. Martin

Loan Portfolio Trends 18 ($ in Millions) 2016 2017 Q1-'17 Q1-'18 $ % $ % 1. Commercial & Industrial 1,195$ 1,494$ 1,259$ 1,554$ 60$ 4.0% 295$ 23.4% 2. Construction, Land and Land Development 419 612 337 590 (22) (3.6%) 253 75.1% 3. CRE Non-Owner Occupied 1,272 1,618 1,423 1,760 142 8.8% 337 23.7% 4. CRE Owner Occupied 531 700 549 709 9 1.3% 160 29.1% 5. Agricultural Production 80 122 77 98 (24) (19.7%) 21 27.3% 6. Agricultural Land 149 244 146 245 1 0.4% 99 67.8% 7. Residential Mortgage 742 970 739 953 (17) (1.8%) 214 29.0% 8. Home Equity 419 514 424 511 (3) (0.6%) 87 20.5% 9. Public Finance/Other Commercial 258 397 244 398 1 0.3% 154 63.1% 10. Other Consumer 78 87 78 88 1 1.1% 10 12.8% 11. Total Loans 5,143$ 6,758$ 5,276$ 6,906$ 148$ 2.2% 1,630$ 30.9% 12. Construction Concentration1 52% 60% 41% 57% 13. Investment RE Concentration1 211% 219% 215% 226% 1As a % of Risk Based Capital Change Change Q1 Linked Quarter 2018 Over 2017

Asset Quality Summary 19 ($ in Millions) 2016 2017 Q1-'17 Q1-'18 $ % $ % 186.1 1. Non-Accrual Loans 30.0$ 28.7$ 27.9$ 27.5$ (1.2)$ (4.2%) (0.4)$ (1.4%) 2. Other Real Estate 9.0 10.4 8.3 9.7 (0.7) (6.7%) 1.4 16.9% 3. Renegotiated Loans 4.7 1.0 0.9 0.6 (0.4) (40.0%) (0.3) (33.3%) 4. 90+ Days Delinquent Loans 0.1 0.9 0.1 0.7 (0.2) (22.2%) 0.6 600.0% 5. Total NPAs & 90+ Days Delinquent 43.8$ 41.0$ 37.2$ 38.5$ (2.5)$ (6.1%) 1.3$ 3.5% 6. Total NPAs & 90+ Days/Loans & ORE 0.9% 0.6% 0.7% 0.6% 7. Classified Assets 174.1$ 153.1$ 173.9$ 178.4$ 25.3$ 16.5% 4.5$ 2.6% 8. Specific Reserves 0.9$ 1.6$ 1.2$ 1.3$ (0.3)$ (18.8%) 0.1$ 8.3% Change Change Q1 Linked Quarter 2018 Over 2017

Non-Performing Asset Reconciliation 20 ($ in Millions) Q2-'17 Q3-'17 Q4-'17 Q1-'18 1. Beginning Balance NPAs & 90+ Days Delinquent 37.2$ 40.3$ 45.2$ 41.0$ Non-Accrual 2. Add: New Non-Accruals 10.0 12.7 4.9 4.8 3. Less: To Accrual/Payoff/Renegotiated (2.3) (6.1) (7.3) (4.1) 4. Less: To OREO (6.8) (0.6) (0.2) (0.1) 5. Less: Charge-offs (1.4) (1.1) (1.0) (1.8) 6. Increase / (Decrease): Non-Accrual Loans (0.5) 4.9 (3.6) (1.2) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 6.8 0.6 0.2 0.1 8. Less: ORE Sold (2.8) (0.3) (1.5) (0.7) 9. Less: ORE Losses (write-downs) (0.4) (0.3) (0.2) (0.1) 10. Increase / (Decrease): ORE 3.6 0.0 (1.5) (0.7) 11. Increase / (Decrease): 90+ Days Delinquent 0.5 (0.2) 0.5 (0.2) 12. Increase / (Decrease): Renegotiated Loans (0.5) 0.2 0.4 (0.4) 13. Total NPAs & 90+ Days Delinquent Change 3.1 4.9 (4.2) (2.5) 14. Ending Balance NPAs & 90+ Days Delinquent 40.3$ 45.2$ 41.0$ 38.5$

ALLL and Fair Value Summary 21 ($ in Millions) Q2-'17 Q3-'17 Q4-'17 Q1-'18 1. Beginning Allowance for Loan Losses (ALLL) 68.2$ 70.5$ 73.4$ 75.0$ 2. Net Charge-offs (Recoveries) 0.6 (0.8) 0.2 1.1 3. Provision Expense 2.9 2.1 1.8 2.5 4. Ending Allowance for Loan Losses (ALLL) 70.5$ 73.4$ 75.0$ 76.4$ 5. ALLL/Non-Accrual Loans 257.7% 227.4% 261.2% 277.9% 6. ALLL/Non-Purchased Loans 1.45% 1.44% 1.36% 1.32% 7. ALLL/Loans 1.25% 1.13% 1.11% 1.11% 8. Fair Value Adjustment (FVA) 29.7$ 50.4$ 46.3$ 43.1$ 9. Total ALLL plus FVA 100.2 123.8 121.3 119.5 10. Purchased Loans plus FVA 792.6 1,445.8 1,304.7 1,179.8 11. FVA/Purchased Loans plus FVA 3.74% 3.49% 3.55% 3.65%

Portfolio Summary 22  Strong quarterly loan growth of $148 million, led by CRE and C&I loans  Construction and CRE portfolios are 57% and 226% of risk-based capital, respectively; well beneath regulatory guidelines  Non-Accrual Loans and ORE both declined for the quarter, while Total NPAs & 90+ Days remained low at 0.6% of Loans and ORE  Classified Assets increased to $178.4 million, at a historically consistent level  Net charge-offs were $1.1 million for the quarter with provision expense of $2.5 million  ALLL to Loans of 1.11% and to Non-Purchased Loans of 1.32%

Michael C. Rechin PRESIDENT AND CHIEF EXECUTIVE OFFICER 23

FMC Strategy and Tactics Overview Looking Forward . . .  Build market presence and cultivate the First Merchants’ Brand in former Arlington Bank and Independent Alliance Bank communities  Capitalize on talent opportunities from performance and preferred employer recognitions  Build out of specialty finance businesses in sponsor finance, public finance, asset-based lending, and loan syndications  Complete checking account migration to new product set and streamline front and back-office processes; continue implementation of workflow technologies for operating leverage  Manage net-interest margin upside with next interest rate moves  Assess M&A opportunities for strategic fit as we prepare to cross the $10 Billion asset level “Responsive, Knowledgeable, High-Performing” 24

Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com 25

Appendix 26

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	867,263	887,550	900,865	901,657	929,470	1,035,116	1,283,120	1,303,463	1,313,073
Adjust for Accumulated Other Comprehensive (Income) Loss	(2,066)	(7,035)	(3,924)	13,581	3,722	(1,384)	6,358	3,534	21,725
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,236	55,296	55,355	55,415	55,474	55,534	65,864	65,919	65,975
Less: Tier 1 Capital Deductions	(1,999)	(1,828)	(1,440)	(376)	(80)	(166)	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(250,367)	(249,932)	(249,541)	(249,104)	(250,493)	(300,307)	(462,080)	(464,066)	(467,518)
Less: Disallowed Servicing Assets									
Total Tier 1 Capital (Regulatory)	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	62,086	62,186	63,456	66,037	68,225	70,471	73,354	75,032	76,420
Total Risk-Based Capital (Regulatory)	$ 792,030	$ 808,369	$ 827,485	$ 851,521	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757	$ 1,071,956
Net Risk-Weighted Assets (Regulatory)	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727
Total Risk-Based Capital Ratio (Regulatory)	**14.79%**	**14.67%**	**14.18%**	**14.21%**	**14.24%**	**14.01%**	**13.76%**	**13.69%**	**13.69%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536
Less: Qualified Capital Securities	(55,236)	(55,296)	(55,355)	(55,415)	(55,474)	(55,534)	(65,864)	(65,919)	(65,975)
Add: Additional Tier 1 Capital Deductions	1,999	1,828	1,440	376	80	166	-	-	-
Less: Preferred Stock									
Net Risk-Weighted Assets (Regulatory)	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.42%**	**11.39%**	**11.05%**	**11.10%**	**11.16%**	**11.11%**	**11.03%**	**11.00%**	**11.04%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
27

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18
Total Stockholders' Equity (GAAP)	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)
Tangible Common Equity (non-GAAP)	$ 605,339	$ 626,603	$ 640,896	$ 642,666	$ 671,382	$ 725,305	$ 804,437	$ 826,835	$ 838,171
Total Assets (GAAP)	$ 6,798,539	$ 6,906,418	$ 7,022,352	$ 7,211,611	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478	$ 9,472,796
Less: Intangible Assets	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)
Tangible Assets (non-GAAP)	$ 6,536,740	$ 6,645,596	$ 6,762,508	$ 6,952,745	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975	$ 8,998,019
Tangible Common Equity Ratio (non-GAAP)	**9.26%**	**9.43%**	**9.48%**	**9.24%**	**9.50%**	**9.68%**	**9.39%**	**9.30%**	**9.32%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	5,659	6,941	12,510	6,788	6,043
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 677,041	$ 732,246	$ 816,947	$ 833,623	$ 844,214
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	41,047,543	43,153,509	49,140,594	49,158,238	49,243,096
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.49**	**$ 16.97**	**$ 16.62**	**$ 16.96**	**$ 17.14**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
28

Appendix – Non-GAAP Reconciliation 29 EFFICIENCY RATIO (dollars in thousands): 2016 1Q17 2017 1Q18 Non Interest Expense (GAAP) 177,359$ 43,099$ 205,556$ 53,687$ Less: Intangible Asset Amortization (3,910) (903) (5,647) (1,726) Less: OREO and Foreclosure Expenses (2,877) (531) (1,903) (402) Adjusted Non Interest Expense (non-GAAP) 170,572 41,665 198,006 51,559 Net Interest Income (GAAP) 226,473 60,999 277,284 79,916 Plus: Fully Taxable Equivalent Adjustment 13,541 3,950 17,270 2,584 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 240,014 64,949 294,554 82,500 Non Interest Income (GAAP) 65,203 14,846 71,009 19,561 Less: Investment Securities Gains (Losses) (3,389) (598) (2,631) (1,609) Adjusted Non Interest Income (non-GAAP) 61,814 14,248 68,378 17,952 Adjusted Revenue (non-GAAP) 301,828 79,197 362,932 100,452 Efficiency Ratio (non-GAAP) 56.51% 52.61% 54.56% 51.33% FORWARD DIVIDEND YIELD 1Q18 Most rece t quarter's dividend per share 0.18$ Most recent quarter's dividend per share - Annualized 0.72$ Stock Price at 3/31/18 41.70$ Forward Dividend Yield 1.73% DIVIDEND PAYOUT RATIO 2018 Dividends per share 0.18$ Earnings Per Share 0.74$ Dividend Payout Ratio 24.3%

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2016	1Q17	2017	1Q18
Total Risk-Based Capital (Subsidiary Bank Only)				
Total Stockholders' Equity (GAAP)	$ 973,641	$ 993,130	$ 1,404,303	$ 1,414,109
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	9,701	8,226	763	19,231
Less: Preferred Stock	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(248,656)	(250,047)	(463,618)	(467,070)
Less: Disallowed Deferred Tax Assets	-	-	-	(2,234)
Total Tier 1 Capital (Regulatory)	734,561	751,184	941,323	963,911
Allowance for Loan Losses includible in Tier 2 Capital	66,037	68,225	75,032	76,420
Total Risk-Based Capital (Regulatory)	$ 800,598	$ 819,409	$ 1,016,355	$ 1,040,331
Construction, Land and Land Development Loans	$ 418,703	$ 336,931	$ 612,219	$ 590,093
Concentration as a % of the Bank's Risk-Based Capital	**52%**	**41%**	**60%**	**57%**
Construction, Land and Land Development Loans	$ 418,703	$ 336,931	$ 612,219	$ 590,093
Investment Real Estate Loans	1,272,415	1,423,792	1,617,943	1,760,226
Total Construction and Investment RE Loans	$ 1,691,118	$ 1,760,723	$ 2,230,162	$ 2,350,319
Concentration as a % of the Bank's Risk-Based Capital	**211%**	**215%**	**219%**	**226%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	2Q17	3Q17	4Q17	1Q18
Loans Held for Sale (GAAP)	$ 4,036	$ 4,514	$ 7,216	$ 4,469
Loans (GAAP)	5,613,144	6,483,448	6,751,199	6,901,696
Total Loans	5,617,180	6,487,962	6,758,415	6,906,165
Less: Purchased Loans	(762,893)	(1,395,368)	(1,258,386)	(1,136,711)
Non-Purchased Loans (non-GAAP)	$ 4,854,287	$ 5,092,594	$ 5,500,029	$ 5,769,454
Allowance for Loan Losses (GAAP)	$ 70,471	$ 73,354	$ 75,032	$ 76,420
Fair Value Adjustment (FVA) (GAAP)	29,664	50,434	46,304	43,121
Allowance plus FVA (non-GAAP)	$ 100,135	$ 123,788	$ 121,336	$ 119,541
Purchased Loans (GAAP)	$ 762,893	$ 1,395,368	$ 1,258,386	$ 1,136,711
Fair Value Adjustment (FVA) (GAAP)	29,664	50,434	46,304	43,121
Purchased Loans plus FVA (non-GAAP)	$ 792,557	$ 1,445,802	$ 1,304,690	$ 1,179,832
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.45%**	**1.44%**	**1.36%**	**1.32%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.74%**	**3.49%**	**3.55%**	**3.65%**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
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